Exhibit 99.1

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

RECEIVES APPROVAL OF COMPLIANCE PLAN FROM NYSE AMEX

New York, New York, June 8, 2009—On June 4, 2009, Alternative Asset Management Acquisition Corp. (“AAMAC”) (NYSE AMEX: AMV) received a notice dated May 4, 2009 from the NYSE Amex LLC that the Exchange accepted AAMAC’s plan of compliance and granted AAMAC an extension until August 11, 2009 to regain compliance with the continued listing standards of the Exchange. The plan of compliance was submitted by AAMAC to the Exchange in response to the February 10, 2009 notice from the NYSE Amex staff indicating that AAMAC is not in compliance with one of the Exchange’s continued listing standards in that AAMAC held no annual meeting of stockholders in 2008 as set forth in Section 704 of the Exchange’s Company Guide. AAMAC was afforded the opportunity to submit a plan of compliance to the Exchange and on March 4, 2009 presented its plan to the Exchange. AAMAC will be subject to periodic review by Exchange staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the extension period could result in AAMAC’s securities being delisted by the NYSE Amex.

On May 14, 2009, AAMAC announced that it entered into an Agreement and Plan of Reorganization (the “Agreement”), pursuant to which Great American Group, LLC (“Great American”) will be acquired (the “Acquisition”) by Great American Group, Inc., a newly-formed Delaware corporation and wholly-owned subsidiary of AAMAC (the “Company”). The transaction is expected to close in July 2009.

About Alternative Asset Management Acquisition Corp.

AAMAC is a blank check company which was formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets. AAMAC’s initial public offering was consummated on August 7, 2007 and it received net proceeds of $397,560,377 through the sale of 41.4 million units, including 5.4 million units pursuant to the underwriters’ over-allotment option, at $10.00 per unit. Each unit is comprised of one share of AAMAC common stock and one warrant with an exercise price of $7.50. As of March 31, 2009, AAMAC held $407.6 million (or approximately $9.84 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About Great American Group, LLC

Great American is a leading provider of auction and liquidation solutions and valuation and appraisal services to a wide range of retail, wholesale and industrial clients, as well as lenders, capital providers, with private equity investors and professional service firms.

Forward Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions.

These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of the Company following the Acquisition; the growth of the market for the Company’s services; expansion plans and opportunities; consolidation in the market for the Company’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) AAMAC’s ability to complete its initial business combination within the specified time limits; (2) difficulties encountered in integrating the merged businesses and management teams; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the Acquisition or another business combination; (4) success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the Acquisition; (5) listing or delisting of AAMAC’s securities from the NYSE Amex or the ability to have the Company’s securities listed on the NYSE Amex following the transaction; (6) the potential liquidity and trading of AAMAC’s and the Company’s public securities; (7) the Company’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of the Company following the Acquisition; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (11) other risks referenced from time to time in AAMAC and the Company’s filings with the Securities and Exchange Commission (“SEC”) and those factors listed in the Company’s Registration Statement on Form S-4 and the proxy statement/prospectus therein under “Risk Factors”. None of AAMAC, Great American or the Company assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4 to register the securities to be issued to the stockholders and warrantholders of AAMAC. The registration statement includes a proxy statement/prospectus, which will be sent to the securityholders of AAMAC seeking their approval of the transaction and related matters. In addition AAMAC and the Company may file other relevant documents concerning the proposed transaction with the SEC.

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. AAMAC, Great American, the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed transaction. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, the Company and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

WE URGE INVESTORS AND SECURITYHOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 FILED BY THE COMPANY WITH THE SEC ON JUNE 1, 2009, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AAMAC, GREAT AMERICAN, THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. In connection with the proposed Acquisition and amendment to the Warrant Agreement, AAMAC has filed with the SEC a preliminary proxy statement/prospectus and will file a definitive proxy statement/prospectus. AAMAC’s stockholders and warrantholders are advised to read, when available, the proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the special meeting because these documents will contain important information. The definitive proxy statement/prospectus will be mailed to AAMAC’s stockholders and warrantholders as of a record date to be established for voting on the Acquisition and the amendment to the Warrant Agreement. AAMAC’s stockholders and warrantholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: Alternative Asset Management Acquisition Corp., 590 Madison Avenue, 35th Floor, New York, New York 10022. The preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, can also be obtained, without charge, at the SEC’S website at http://www.sec.gov.

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Contact: Chris Tofalli

Chris Tofalli Public Relations

914-834-4334

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